EXHIBIT 10.2
CONFIRMATION

Date:	September 29, 2009

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	JPMorgan Chase Bank, National Association, London Branch (“Dealer”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
          The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between JPMorgan Chase Bank, National Association, London Branch and PHH Corporation, dated as of September 23, 2009 (as amended from time to time, the “Master Confirmation”).
          1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
          2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	September 29, 2009

Effective Date:	September 29, 2009

Strike Price:	USD 34.74

Premium:	USD 1,828,200.00

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	At any time, a number of Shares equal to the product of the Transaction Multiplier and the Number of Shares at such time.

Transaction Multiplier:	1.35
JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England & Wales branch No. BR000746
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorised and regulated by the Financial Services Authority

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	4,263.0	December 1, 2014
2.	4,263.0	December 2, 2014
3.	4,263.0	December 3, 2014
4.	4,263.0	December 4, 2014
5.	4,263.0	December 5, 2014
6.	4,263.0	December 8, 2014
7.	4,263.0	December 9, 2014
8.	4,263.0	December 10, 2014
9.	4,263.0	December 11, 2014
10.	4,263.0	December 12, 2014
11.	4,263.0	December 15, 2014
12.	4,263.0	December 16, 2014
13.	4,263.0	December 17, 2014
14.	4,263.0	December 18, 2014
15.	4,263.0	December 19, 2014
16.	4,263.0	December 22, 2014
17.	4,263.0	December 23, 2014
18.	4,263.0	December 24, 2014
19.	4,263.0	December 26, 2014
20.	4,263.0	December 29, 2014
21.	4,263.0	December 30, 2014
22.	4,263.0	December 31, 2014
23.	4,263.0	January 2, 2015
24.	4,263.0	January 5, 2015
25.	4,263.0	January 6, 2015
26.	4,263.0	January 7, 2015
27.	4,263.0	January 8, 2015
28.	4,263.0	January 9, 2015
29.	4,263.0	January 12, 2015
30.	4,263.0	January 13, 2015
31.	4,263.0	January 14, 2015
32.	4,263.0	January 15, 2015
33.	4,263.0	January 16, 2015
34.	4,263.0	January 20, 2015
35.	4,263.0	January 21, 2015
36.	4,263.0	January 22, 2015
37.	4,263.0	January 23, 2015
38.	4,263.0	January 26, 2015
39.	4,263.0	January 27, 2015
40.	4,263.0	January 28, 2015
41.	4,263.0	January 29, 2015

Component Number	Number of Warrants	Expiration Date
42.	4,263.0	January 30, 2015
43.	4,263.0	February 2, 2015
44.	4,263.0	February 3, 2015
45.	4,263.0	February 4, 2015
46.	4,263.0	February 5, 2015
47.	4,263.0	February 6, 2015
48.	4,263.0	February 9, 2015
49.	4,263.0	February 10, 2015
50.	4,263.0	February 11, 2015
51.	4,263.0	February 12, 2015
52.	4,263.0	February 13, 2015
53.	4,263.0	February 17, 2015
54.	4,263.0	February 18, 2015
55.	4,263.0	February 19, 2015
56.	4,263.0	February 20, 2015
57.	4,263.0	February 23, 2015
58.	4,263.0	February 24, 2015
59.	4,263.0	February 25, 2015
60.	4,263.0	February 26, 2015
61.	4,263.0	February 27, 2015
62.	4,263.0	March 2, 2015
63.	4,263.0	March 3, 2015
64.	4,263.0	March 4, 2015
65.	4,263.0	March 5, 2015
66.	4,263.0	March 6, 2015
67.	4,263.0	March 9, 2015
68.	4,263.0	March 10, 2015
69.	4,263.0	March 11, 2015
70.	4,263.0	March 12, 2015
71.	4,263.0	March 13, 2015
72.	4,263.0	March 16, 2015
73.	4,263.0	March 17, 2015
74.	4,263.0	March 18, 2015
75.	4,263.0	March 19, 2015
76.	4,263.0	March 20, 2015
77.	4,263.0	March 23, 2015
78.	4,263.0	March 24, 2015
79.	4,263.0	March 25, 2015
80.	4,263.0	March 26, 2015
81.	4,263.0	March 27, 2015
82.	4,263.0	March 30, 2015
83.	4,263.0	March 31, 2015
84.	4,263.0	April 1, 2015
85.	4,263.0	April 2, 2015

Component Number	Number of Warrants	Expiration Date
86.	4,263.0	April 6, 2015
87.	4,263.0	April 7, 2015
88.	4,263.0	April 8, 2015
89.	4,263.0	April 9, 2015
90.	4,263.0	April 10, 2015
91.	4,263.0	April 13, 2015
92.	4,263.0	April 14, 2015
93.	4,263.0	April 15, 2015
94.	4,263.0	April 16, 2015
95.	4,263.0	April 17, 2015
96.	4,263.0	April 20, 2015
97.	4,263.0	April 21, 2015
98.	4,263.0	April 22, 2015
99.	4,263.0	April 23, 2015
100.	4,263.0	April 24, 2015
101.	4,263.0	April 27, 2015
102.	4,263.0	April 28, 2015
103.	4,263.0	April 29, 2015
104.	4,263.0	April 30, 2015
105.	4,263.0	May 1, 2015
106.	4,263.0	May 4, 2015
107.	4,263.0	May 5, 2015
108.	4,263.0	May 6, 2015
109.	4,263.0	May 7, 2015
110.	4,263.0	May 8, 2015
111.	4,263.0	May 11, 2015
112.	4,263.0	May 12, 2015
113.	4,263.0	May 13, 2015
114.	4,263.0	May 14, 2015
115.	4,263.0	May 15, 2015
116.	4,263.0	May 18, 2015
117.	4,263.0	May 19, 2015
118.	4,263.0	May 20, 2015
119.	4,263.0	May 21, 2015
120.	4,232.0	May 22, 2015

          3. Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

Yours sincerely,

J.P. MORGAN SECURITIES INC., AS AGENT FOR JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Santosh Sreenivasan
Authorized Signatory
Name: Santosh Sreenivasan

Confirmed as of the date first above written:

PHH CORPORATION

By:	/s/ Mark E. Johnson Name: Mark E. Johnson
Title: SVP & Treasurer
JPMorgan Chase Bank, National Association
Organised under the laws of the United States as a National Banking Association
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England & Wales branch No. BR000746
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorised and regulated by the Financial Services Authority